                                                                    EXHIBIT 99.1

W-H ENERGY SERVICES ANNOUNCES SECOND QUARTER EARNINGS

HOUSTON, July 28, 2004 (BusinessWire) - W-H Energy Services, Inc. (NYSE: WHQ) announced second quarter income from continuing operations of $3.0 million or $0.11 per share. On June 30, 2004, the Company entered into a new revolving credit facility that resulted in a $1.9 million after tax write-off of non-cash financing costs associated with its previous credit facility. Excluding this write-off, income from continuing operations was $4.9 million or $0.18 per share which is 13 percent higher than the $4.4 million or $0.16 per share reported in the preceding quarter. For the same period in the prior year, the Company reported income from continuing operations of $5.4 million or $0.19 per share.

The Company projects that earnings per share from continuing operations will range from $0.16 to $0.20 for the quarter ending September 30, 2004.

Revenues for the second quarter of $108.4 million and operating income of $10.2 million were 22 percent higher and 7 percent lower than the second quarter of 2003, respectively. On a sequential basis, revenues increased by 1 percent while operating income increased 9 percent.

Domestic revenues increased 27 percent as compared to the second quarter of last year and were 9 percent higher than the preceding quarter. International revenues decreased 13 percent as compared to the second quarter of last year and were 40 percent lower than the previous quarter.

The Company's operating income as a percentage of revenues for the second quarter was 9.4 percent compared to 12.3 percent reported for the second quarter last year and 8.7 percent in the previous quarter.

QUARTERLY SEGMENT RESULTS

Drilling

Revenues in the drilling segment were $67.8 million in the second quarter, 23 percent higher than the comparable period in the prior year and 7 percent lower than the preceding quarter. Operating income of $4.0 million was 23 percent lower than the comparable period in the prior year and 33 percent lower than the preceding quarter.

Completion and workover

Revenues in the completion and workover segment were $40.6 million in the second quarter, 20 percent higher than the comparable period in the prior year and 18 percent higher than the preceding quarter. Operating income of $8.7 million was 9 percent higher than the comparable period in the prior year and 49 percent higher than the preceding quarter.

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W-H Energy is a diversified oilfield service company that provides products and services used primarily for the drilling, completion and production of oil and natural gas wells. The Company has onshore operations in the United States, Canada, Brazil, Europe, North Africa and the Middle East and offshore operations in the Gulf of Mexico, the North Sea, the Persian Gulf, the Gulf of Suez, the Mediterranean Sea and off the coast of Brazil.

STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STRICTLY HISTORICAL ARE "FORWARD-LOOKING" STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS DUE TO, AMONG OTHER THINGS, THE CURRENT AND EXPECTED FUTURE PRICES OF CRUDE OIL AND NATURAL GAS, THE LEVEL OF EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITY OF, AND THE CORRESPONDING CAPITAL SPENDING BY, OUR CUSTOMERS, THE DEVELOPMENT AND IMPLEMENTATION OF NEW TECHNOLOGIES AND WEATHER CONDITIONS IN OFFSHORE MARKETS. THESE RISKS ARE MORE FULLY DESCRIBED IN W-H ENERGY SERVICES, INC.'S ANNUAL REPORT FILED ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE THE STATEMENTS IN THIS PRESS RELEASE.

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                            W-H ENERGY SERVICES, INC.

                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

               (in thousands, except share and per share amounts)

                                                            THREE MONTHS ENDED JUNE 30,         SIX MONTHS ENDED JUNE 30,
                                                           -----------------------------      -----------------------------
                                                              2004             2003(1)           2004             2003(1)
                                                           -----------       -----------      -----------       -----------
REVENUES                                                   $   108,434       $    89,017      $   215,978       $   176,184

COSTS AND EXPENSES:
   Cost of revenues                                             63,531            50,219          126,447            97,615
   Selling, general and administrative                          20,350            16,108           41,871            33,227
   Research and development                                      3,305             3,015            6,343             5,568
   Depreciation and amortization                                11,031             8,708           21,769            17,132
                                                           -----------       -----------      -----------       -----------
              Total costs and expenses                          98,217            78,050          196,430           153,542

              Operating income                                  10,217            10,967           19,548            22,642

OTHER (INCOME) EXPENSES:
   Interest expense, net (2)                                     5,301             1,973            7,569             3,761
   Other (income) expense, net                                      (7)              110              (88)               17
                                                           -----------       -----------      -----------       -----------
              Income before income taxes                         4,923             8,884           12,067            18,864

PROVISION FOR INCOME TAXES                                       1,896             3,508            4,646             7,351
                                                           -----------       -----------      -----------       -----------
              Income from continuing operations                  3,027             5,376            7,421            11,513

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX          (1,432)              384             (859)              115
                                                           -----------       -----------      -----------       -----------
              Net income                                   $     1,595       $     5,760      $     6,562       $    11,628
                                                           ===========       ===========      ===========       ===========
EARNINGS (LOSS) PER COMMON SHARE:
   Basic:
        From continuing operations                         $      0.11       $      0.20      $      0.27       $      0.42
        From discontinued operations                             (0.05)             0.01            (0.03)      $      0.01
                                                           -----------       -----------      -----------       -----------
              Total                                        $      0.06       $      0.21      $      0.24       $      0.43
   Diluted:
        From continuing operations                         $      0.11       $      0.19      $      0.26       $      0.41
        From discontinued operations                             (0.05)      $      0.02            (0.03)      $      0.01
                                                           -----------       -----------      -----------       -----------
              Total                                        $      0.06       $      0.21      $      0.23       $      0.42

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                    27,449,217        27,139,096       27,429,731        27,090,912
   Diluted                                                  28,174,623        28,084,087       28,134,147        27,970,195


      (1) Prior period statements of operations have been reclassified to reflect the impact of discontinued operations.

      (2) Interest expense for the three and six months ended June 30, 2004 includes a write-off of approximately $3.1 million ($1.9 million after tax) of non-cash financing costs associated with the Company's previous credit facility.

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                            W-H ENERGY SERVICES, INC.

                 UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

                                 (in thousands)

                                                                     JUNE 30, 2004         DECEMBER 31, 2003(1)
                                                                 ---------------------     --------------------
ASSETS:
     Cash and cash equivalents                                  $              11,606     $              11,878
     Accounts receivable, net                                                  88,917                    80,888
     Inventory                                                                 46,108                    37,384
     Other current assets                                                       8,712                    12,530
     Assets held for sale                                                       5,008                    30,652
                                                                ---------------------     ---------------------
                 Total current assets                                         160,351                   173,332

     Property and equipment, net                                              212,690                   201,176
     Other assets                                                             124,111                   126,817
                                                                ---------------------     ---------------------
                 Total assets                                   $             497,152     $             501,325
                                                                =====================     =====================

LIABILITIES AND SHAREHOLDERS' EQUITY:

     Accounts payable and accrued liabilities                                  50,606                    42,508
     Current maturities of long-term debt                                          --                    10,763
     Liabilities associated with held for sale assets                           1,273                     5,511
                                                                ---------------------     ---------------------
                 Total current liabilities                                     51,879                    58,782

     Long-term debt, net of current maturities(2)                             160,310                   166,962
     Other liabilities                                                         30,089                    28,121
                                                                ---------------------     ---------------------
                 Total liabilities                                            242,278                   253,865

     Shareholders' equity                                                     254,874                   247,460
                                                                ---------------------     ---------------------
                 Total liabilities and shareholders' equity     $             497,152     $             501,325
                                                                =====================     =====================


      (1) The prior period balance sheet has been reclassified to reflect the impact of assets and liabilities held for sale.

      (2) As of June 30, 2004, there was approximately $72 million available under the Company's revolving credit facility.
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                            W-H ENERGY SERVICES, INC.

                 UNAUDITED SEGMENTED AND SELECTED FINANCIAL DATA

                                 (in thousands)

                                                            THREE MONTHS ENDED JUNE 30,             SIX MONTHS ENDED JUNE 30,
                                                       ----------------------------------      ----------------------------------
                                                            2004                2003(1)             2004               2003(1)
                                                       --------------      --------------      --------------      --------------
SEGMENTED INFORMATION:
    REVENUE:
          Drilling                                     $       67,838      $       55,190      $      140,893      $      111,223
          Completion and workover                              40,596              33,827              75,085              64,961
                                                       --------------      --------------      --------------      --------------
               Total revenue                           $      108,434      $       89,017      $      215,978      $      176,184
                                                       ==============      ==============      ==============      ==============

    DEPRECIATION AND AMORTIZATION:
          Drilling                                     $        7,117      $        5,636      $       14,106      $       11,040
          Completion and workover                               3,848               3,004               7,532               5,956
          Corporate                                                66                  68                 131                 136
                                                       --------------      --------------      --------------      --------------
               Total depreciation and amortization     $       11,031      $        8,708      $       21,769      $       17,132
                                                       ==============      ==============      ==============      ==============

    OPERATING INCOME:
          Drilling                                     $        3,986      $        5,160      $        9,971      $       12,155
          Completion and workover                               8,749               8,038              14,634              14,924
          Corporate                                            (2,518)             (2,231)             (5,057)             (4,437)
                                                       --------------      --------------      --------------      --------------
               Total operating income                  $       10,217      $       10,967      $       19,548      $       22,642
                                                       ==============      ==============      ==============      ==============


      (1) Prior period statements of operations have been reclassified to reflect the impact of discontinued operations.



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                            W-H ENERGY SERVICES, INC.

                UNAUDITED RECONCILIATION OF NON-GAAP MEASURES(1)

                    (in thousands, except per share amounts)

                                            THREE MONTHS ENDED JUNE 30,          SIX MONTHS ENDED JUNE 30,
                                          ----------------------------------   ---------------------------------
                                               2004              2003(2)            2004             2003(2)
                                          ---------------    ---------------   ---------------    ---------------
INCOME FROM CONTINUING OPERATIONS         $         3,027    $         5,376   $         7,421    $        11,513

WRITE-OFF OF NON-CASH FINANCING COSTS               3,123                 --             3,123                 --
LESS: TAX IMPACT OF WRITE-OFF                      (1,202)                --            (1,202)                --
                                          ---------------    ---------------   ---------------    ---------------
  After tax write-off                               1,921                 --             1,921                 --

                                          ---------------    ---------------   ---------------    ---------------
      Income from continuing operations
        excluding write-off               $         4,948    $         5,376   $         9,342    $        11,513
                                          ===============    ===============   ===============    ===============

PER DILUTED COMMON SHARE INFORMATION:
  Income from continuing operations       $          0.11    $          0.19   $          0.26    $          0.41
  After-tax write-off                                0.07                 --              0.07                 --
                                          ---------------    ---------------   ---------------    ---------------
      Income from continuing operations
        before write-off                  $          0.18    $          0.19   $          0.33    $          0.41
                                          ===============    ===============   ===============    ===============

      (1) Management believes that the non-GAAP measures included within this press release are used by financial analysts and investors to provide comparative financial information regarding the continuing operations of the Company, particularly with regard to the Company's new credit facility that was obtained in June 2004. These measures should not be considered as an alternative to net income or any other measure of operating performance calculated in accordance with generally accepted accounting principles.

      (2) Prior period statements of operations have been reclassified to reflect the impact of discontinued operations.


CONTACT: W-H Energy Services, Inc., Houston
         Shawn M. Housley, 713/974-9071